EXHIBIT (19)

                           FIRST AMERICAN FUNDS, INC.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints David Lee, Jean Young, and Carmen
V. Romeo, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-1A of First American Funds, Inc., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

          Signature                        Title                   Date



/s/ Robert J. Dayton                       Director          September 30, 1994
--------------------------
Robert J. Dayton


/s/ Welles B. Eastman                      Director          September 30, 1994
--------------------------
Welles B. Eastman


/s/ Irving D. Fish                         Director          September 30, 1994
--------------------------
Irving D. Fish


/s/ Leonard W. Kedrowski                   Director          September 30, 1994
--------------------------
Leonard W. Kedrowski


/s/ Joseph D. Strauss                      Director          September 30, 1994
--------------------------
Joseph D. Strauss


/s/ Virginia L. Stringer                   Director          September 30, 1994
--------------------------
Virginia L. Stringer


/s/ Gae B. Veit                            Director          September 30, 1994
--------------------------
Gae B. Veit